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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-34910, 333-61926, 333-70886, 333-75204,
and 333-82120) of PCTEL, Inc. of our report dated February 10, 2003, except as to note 16, which is as of March 21, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
March 27, 2003